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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) July 7, 1997

                  THERMO-MIZER ENVIRONMENTAL CORP.
(Exact name of registrant as specified in its charter)

                            Delaware
(State or Other Jurisdiction of Incorporation)

       33-87284-N4                                  22-2312917
(Commission File Number)                 (I.R.S. Employer Identification No.)

        528 Oritan Avenue, Ridgefield, New Jersey  07657
(Address of principal executive offices)           (Zip Code)

   (201) 941-5805
(Registrant's telephone number, including area code)




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                                                                Page 2 of 64
ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

     On July 7, 1997, the Registrant issued convertible debentures (the "Debentures") to two investors, each in the principal amount of $125,000, for an aggregate of $250,000. The Registrant will pay interest to the holders of the Debenture at the rate of 5% per annum. Interest on the Debentures is payable in cash or Common Stock of the Registrant, at the Registrant's discretion. The
Registrant's obligations under the Debentures are secured by a lien on the Registrant's accounts receivable, which lien will terminate on October 6, 1997, whether or not the Debentures have been converted or repaid at such date. The Debentures are convertible into shares of the Registrant's Common Stock at any time beginning forty-one (41) days after the date of issuance, at a price per share (the "Conversion Price") equal to the lesser of 70% of the average closing bid price for the five trading days preceding: (i) the date of conversion or,
(ii) the date of closing, July 7, 1997. In the event that the Debentures are not converted prior to the maturity date of the Debentures, the Registrant has the option to satisfy its obligations under the Debentures on such maturity date by the payment of cash or the issuance of Common Stock at the Conversion Price.


     The Registrant received net proceeds of $206,500 from the sale of the Debentures, after deduction of expenses, including placement agent's commission of $25,000. The placement agent for the transaction is Monetary Advancement International, Ltd. The Registrant is seeking to raise, through a best efforts offering, a maximum of $3.5 million in convertible debt or convertible preferred stock.


     The Registrant intends to use the proceeds of the offering for working capital and for the purchase of substantially all of the assets of the Laminaire Corporation, a privately-held company based in Rahway, New Jersey ("Laminaire"), pursuant to the terms of a letter of intent with Laminaire. No assurance can be given that such acquisition will be consummated.


     The Debentures have been issued to two investors, who have warranted that they are not related or affiliated, and that they are (i) not a "U.S. Person", (as that term is defined in Rule 902(o) of Regulation S), and (ii) an "accredited investor" as defined in Rule 501 of Regulation D. The Debentures cannot be transferred, offered or sold in the "U.S.", or to "U.S. persons," as such term is defined in Rule 902(o) of Regulation S, until after forty-one (41) days from issuance.


ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits
                  10.1     Form of Convertible Debenture

                  10.2     Form of Regulation S Securities
                                    Subscription Agreement

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                                                                Page 3 of 64
                  10.3     Form of Escrow Agreement

                  10.4     Form of Registration Rights Agreement

                  10.5     Press Release dated July 7, 1997

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                                                           Page 4 of 64
                                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  THERMO-MIZER ENVIRONMENTAL CORP.
                   (Registrant)



By: /s/Jon Darcy
    Jon Darcy, President


DATED: July 18, 1997















schuster/thermo/8kjuly.97




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EXHIBIT 10.1               Form of Convertible Debenture

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EXHIBIT 10.1
                                                 DEBENTURE

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY
NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED
STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND
APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

         THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         No.      1                                        $125,000        U.S.

                                      Thermo-Mizer Environmental, Corp.

                                        5% CONVERTIBLE DEBENTURE DUE

     THIS DEBENTURE, issued this day of 1997, is one of duly authorized issue of Debentures of Thermo-Mizer Environmental, Corp., a corporation duly organized and existing under the law of the State of Delaware (the "Company"), designated as its 5% Convertible Debentures Due , in an aggregate principal amount not exceeding $500,000 U.S. (the "Debentures").


     FOR VALUE RECEIVED, the Company promises to pay to ., as representative, the registered holder hereof (the "Holder"), the principal sum of $125,000, on or prior to , (the "Maturity Date"), and to pay interest on the principal sum outstanding time to time on the last day of each September, December, March and June (each an "Interest Payment Date"), commencing , up to and including the Maturity Date, at the rate of 5% per annum. Accrual of interest on this Debenture shall commence on the date of this Debenture and shall continue to accrue until the next Interest Payment Date. The interest so payable will be paid on each Interest Payment Date to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the first business day prior to such Interest Payment Date. All accrued and unpaid interest shall
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     bear  interest at the same rate of 5% per annum from the date hereof  until the date of payment. The principal of this Debenture is payable in coin or currency of the United States of America as at the time of payment is legal tender for public and private debts or, at the option of the Company, in shares of Common Stock under the same conversion formula as stated in the within Debenture at the address of the Holder last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Debenture Register shall represent the record of ownership and right to receive principal and interest on this Debenture. Interest and principal shall be payable only to the registered Holder as reflected in the Debenture Register. At the Company's option, interest on the within Debenture will be payable in cash or shares of Common Stock under the same conversion formula as stated in the within Debenture. The right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein. The forwarding of such payment shall constitute a payment of interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such payment. The Holder shall have the exclusive right to demand payments of the principal (other than any amount converted) in cash upon the due date, in the event of a default as provided for herein prior to the due date.


         This Debenture is subject to the following additional provisions:

     1. Debentures. First issuance will be a $125,000 Debenture, and thereafter at the Holder's request the Debentures are issuable in denominations of $25,000 for an aggregate of $125,000. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same, but shall not be issuable in denominations less than integral multiples of Twenty-Five Thousand Dollars ($25,000 U.S.). No service charge will be made for such registration of transfer or exchange. The Company agrees to collateralize the within Debenture by a pledge of its accounts receivable, and fixed assets including all tangible and intangible property to secure the repayment of the within Debenture. The Company agrees to provide a UCC 1 (Uniform Commercial Code) financing statement on its accounts receivable simultaneously with the execution of the Regulation S
Agreement,  and to pay all  expenses  and fees in  filing  said  UCC1  Financing
Statements which will be filed by the Company simultaneously but in no event less than 48 hours from execution of the within debenture, which lien and pledge shall terminate ninety (90) days after the date hereof, and to provide proof of filing to the Debenture holders counsel. The Debenture holder has delivered a UCC-3 termination statement to the Escrow Agent (the "Escrow Agent") which UCC-3 shall be filed ninety (90) days from the date hereof or upon conversion of the debenture by the Escrow Agent unless an event of default has occurred and is continuing under Section 11.


     2. Withholding. The Company shall be entitled to withhold if applicable from all payments of interest on this Debenture, any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments if applicable. The Holder shall pay all taxes, charges, or levies in connection with the
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issuance or transfer thereof other than amounts so withheld.

     3. Transfer. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), including Regulation S promulgated under the Act. Any Holder of this Debenture, by acceptance hereof, agrees to the representations, warranties and covenants herein. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.


     4. Conversion. The record Holders of this Debenture shall have conversion rights as follows (the "Conversion Rights"):


     (a) Right to Convert. The record Holder of this Debenture shall be entitled, at the option of the Holder, to convert any or all of the aggregate principal amount of Debentures held by such Holder, at any time beginning forty one (41) days after the date of issuance of this Debenture, at the office of the Company or any transfer agent for the Debentures, into that number of fully-paid and non-assessable shares of Common Stock of the Company calculated in accordance with the following formula: Number of shares issued upon conversion = Principal/Conversion Price, where

     Principal = The principal amount of the Debenture(s) to be converted,

     *Conversion Price = the product of (1) .70 times (2) either the last trading price average or Closing Bid Price, as that term is defined below, of the Company's Common Stock for the five (5) trading days immediately preceding the Date of Conversion, as defined below provided, however, that if the Date of Conversion is after July ___,2000 (3 years), the Conversion Price will equal what the Conversion Price would have been had the Date of Conversion been the lower of a 30% discount from market at time of signing or time of conversion as provided herein, (the "Fixed Conversion Price"). For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price of the Company's Common Stock as reported by NASDAQ (or, if not reported by NASDAQ, as reported by such other exchange or market where traded). For purposes hereof, there is no minimum conversion price.

     * 30% discount to market exercise price five (5) day trading average closing bid price either at time of signing of Subscription Agreement or time or exercise (lesser of exercise price).


     The Company warrants and represents that there are no other existing options, warrants, or convertible securities of any kind that are convertible into shares of Common Stock of the Company, (except as stated in the disclosure documents
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     provided to the  subscriber,  attached  to the  Subscription  Agreement  as
Exhibit F) which shares are registered and or exempt from registration within 90 days from the date hereof.

     (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall pay cash to such Holder in an amount equal to such fraction multiplied by the Conversion Price then in effect. In order to convert Debentures into full shares of Common Stock, the Holder shall surrender the certificate or certificates therefor, duly endorsed, by either overnight courier or 2-day courier, to the office of the Company or of any transfer agent for the Debentures, and shall give written notice to the Company at such office with a copy to the Escrow Agents by facsimile, that he elects to convert the same, the number of Debentures so converted and a calculation of the number of shares of Common Stock to be issued upon conversion (with an advance copy of the certificate(s) and the notice by facsimile); provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the certificates evidencing such Debentures are delivered to the Company or its transfer agent as provided above, or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Notwithstanding the foregoing, the conversion right of the Holder set forth herein shall be limited, solely to the extent required, from time to time, such that in no instance shall the maximum number of shares of Common Stock into which the Holder may convert this Debenture exceed, at any one time, an amount equal to the remainder of (i) 4.99% of the then issued and outstanding shares of Common Stock of the Company following such conversion, minus (ii) the number of shares of Common Stock of the Company then held by the Holder.


     The Company shall use its best efforts to issue and deliver to Holder or to Holder's Counsel ("Holder's Counsel") within seven (7) business days after delivery to the Company of such certificates, or after such agreement and indemnification, to such Holder of Debentures at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. The date on which notice of conversion is given (the "Date of Conversion") shall be deemed to be the date in such notice of conversion is received by the Company, provided that the original Debentures to be converted are received by the transfer agent or the Company within five business days thereafter and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original Debentures to be converted are not received by the transfer agent or the Company within five business days after the Date of Conversion, the notice of conversion shall become null and void. In addition, if the shares of Common Stock issuable upon such conversion are not received by the Holder without restrictive legend within five (5) business days after the Date of Conversion, the notice of
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     conversion shall become, at the option of the Holder, null and void. In the event of all said shares are not delivered as provided for herein, holder may at its own option declare the within Debenture in default and demand immediate payment of all principal and accrued interest, and to take all appropriate legal action to foreclose on the pledge collateral in accordance with the provisions of the Uniform Commercial Code if payment by the Company is not made. In the further event that legal action is required, the Company will be responsible to pay all reasonable attorney's fees, and waives any right to require the Holder to post a bond or other security which may be required to enforce Holder's rights against the pledge collateral. The Company further represents and warrants that the senior lenders, if any are aware of and have consented to the issuance of the within Debenture, and the terms contained herein.


     Following conversion of a Debenture, or a portion thereof, the principal and, upon payment thereof of the interest owed on that Debenture or portion of the Debenture so converted will be deemed paid in full and satisfied, and such Debenture or portion thereof will no longer be outstanding.


     (c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Debentures; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Debentures, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


     (d) Mandatory Payment or Conversion on Maturity Date. Each Holder of a Debenture outstanding on , shall have the right to payment of all principal on this Debenture paid to such Holder in cash or in immediately available funds or at the option of the Company, in shares of Common Stock computed in accordance with Section 4 above on .


         (e)      Adjustment to Conversion Price.

     (i) If prior to the conversion of all of the Debentures, (x) the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, or, (y) if the Company issues shares of Common Stock (or securities convertible into or exchangeable or exercisable for, shares of Common Stock) at a conversion, exchange or exercise price below the Fixed Conversion Price then in effect, then the Fixed Conversion Price shall be appropriately reduced. If, prior to conversion of all the Debentures, the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be appropriately increased.

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     (ii) If,  prior to the  conversion  of all  Debentures,  there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the Holders of Debentures shall thereafter have the right to purchase and receive upon conversion of Debentures, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such shares of stock and/or securities which may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of Debentures held by such Holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Debentures to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Fixed Conversion Price and of the number of shares issuable upon conversion of the Debentures) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection 4(e) unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Holders of the Debentures such shares of stock and/or securities as, in accordance with the foregoing provisions, the Holders of the Debentures may be entitled to purchase.


     (iv) No adjustment need be made if it would result in a change of less than 1% of the Conversion Price (whether the Fixed Conversion Price or the Floating Conversion Price). Any adjustments required to be made by this subsection shall be rounded up to the right to acquire the nearest whole number of shares of Common Stock.

5.       Redemption.

     (a) Right to Redeem on Conversion. The Company shall not have the right, after receipt of a notice of conversion pursuant to Section 4, to redeem in whole or in part any Debentures submitted for conversion, immediately prior to conversion. If the Company wishes to redeem some, but not all, of the Debentures submitted for conversion, the Company shall notify the Holder on 30 days written notice, and it will be the option of the Holder to elect to have the Debenture redeemed.


     (b) Mechanics of Redemption on Conversion. The Company shall effect each such redemption by giving notice of its election to redeem, by facsimile to Holder or to Holder's Counsel within 1 business day following receipt of a notice of conversion from a Holder, with a copy by 2-day courier, to the Holder of Debentures submitted for conversion at the address and facsimile number of such Holder appearing in the Company's register for the Debentures. Such redemption notice shall indicate whether the Company will redeem all or part of the Debentures submitted for conversion. The Company shall not be entitled to send any notice
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     of redemption  and begin the  redemption  procedure  unless it has the full amount of the redemption price, in cash, available in a demand or other immediately available account in a bank or similar financial institution on the date the redemption notice is sent to shareholders.


     The redemption price per Debenture shall equal the greater of (i) one hundred and fifty percent (150%) multiplied by the then outstanding principal amount plus unpaid interest to the date of redemption; or


(ii) [Principal + Interest] x Closing Bid Price on the Date of Conversion
                                                     Conversion Price


     For the purposes of the above formula, "Principal", "Interest", "Closing Bid Price" and "Conversion Price" shall have the meanings set forth in Section 4(a).


     The redemption price shall be paid in cash to the Holder of Debentures redeemed within 5 business days of the delivery of the notice of such redemption to such Holder; provided, however, that the Company shall not be obligated to deliver any portion of such redemption price unless either the certificates evidencing the Debentures redeemed are delivered to the Company or its transfer agent as provided in Section 4(b), or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.


     The Redemption Price will not be lower than an amount which is 50% greater than the conversion price as provided for in Section 4(a) herein.

     (c) No Other Redemption. The Company shall have no right to redeem the Debentures except as provided in Section 5 hereof.


     6. No Prepayment. The Company shall have no right to prepay this Debenture, in whole or in part, prior to the Maturity Date; provided, however, that this
Section 6 shall not prevent the Company from exercising the redemption rights set forth in Section 5.


     7. No Impairment. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now and hereafter issued of similar terms are direct obligations of the Company.


     8. Termination. After this Debenture shall have been surrendered for conversion as herein provided or notice of conversion shall have been given by the Company pursuant to Section 4(d) herein, this Debenture shall no longer be deemed to be outstanding and all rights with respect to this Debenture, including, without limitation, the right to receive interest hereon
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     and the  principal  hereof,  shall  forthwith  terminate  as of the Date of
Conversion, except only the right of the Holder hereof to receive shares of Common Stock in exchange therefor.


     9. Protective Provisions. This Debenture may not be amended without the prior written consent of the Holder hereof.


     10. Costs and Expenses. The Company agrees to pay all costs and expenses, including reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

     11. Events of Default; Remedies. If one or more of the following described "Events of Default" shall occur:


     (a) The Company shall default in the payment of principal or interest on these Debentures: or

     (b) Any of the representatives or warranties made by the Company herein, in the Regulations S Securities Subscription Agreement, dated as of the date hereof relating to these Debentures (the "Subscription Agreement") or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in a any material respect at the time made; or


     (c) The Company shall fail to perform or observe, in any material respect, any other convenient term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of fifteen (15) days after notice from Holder of such failure; or


     (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or


     (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30 days after such appointment; or


     (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or


     (g) Any money judgement,  writ or warrant of attachment, or similar process in
                                       13
     excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen
(15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or


     (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within thirty (30) days after such instruction or if the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any proceeding; or


     (i) The Common Stock shall not be traded on an exchange or over the counter market.


     Then, or at any time thereafter, and in each and every such case, unless such Event or Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and with expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.



     12. Mergers Consolidations, etc. The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference of the Company shall refer to such surviving or transferee corporation, and the obligations of the Company shall terminate upon such assumption. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person, and the holders of the Common Shares are entitled to receive stock, securities or property in respect of or in exchange for Common Shares, then as a condition of such merger, consolidation, sale or transfer, either (i) the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, or (ii) if the Company is not the surviving entity in such merger, consolidation, sale or transfer, the Company shall give the Holder at least thirty (30) days prior written notice of the expected closing date of such transaction, and if any portion of this Debenture has not been
                                       14
     converted into Common Stock at the election of the Holder prior to such closing, then the remaining principal amount of this Debenture may, at the option of the Purchaser, be converted into shares of Common Stock at the closing of such transaction. The Conversion Price shall be the same as the applicable Conversion Price defined in Section 4 above.


     13. No Dividends. For so long as the Debentures remain outstanding, the Company will not, without the prior consent of a majority of the Holders, make any distribution, either in stock or cash, to its holders of Common Stock.


     14. Lost or Destroyed Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership thereof, and indemnity and bond, if requested, all reasonably satisfactory to the Company.


     15. Sales in Compliance with Applicable Law. Any Holder of this Debenture, by acceptance hereof, agrees that such Holder will not offer, sell or otherwise dispose of this Debenture of the shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act, including Regulation S promulgated under the Act, or any applicable state Blue Sky law or similar laws relating to the sale of securities and the Holder agrees to provide the Company with the documentation required by Section 3 of the Subscription Agreement executed by the original Holder hereof to demonstrate that such offer, sale or disposition complies with applicable securities laws.


     16. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws.


     17. Business Day Definition. For purposes hereof, the term "business day" shall mean any day on which banks are generally open for business in the State of New York, USA and excluding any Saturday and Sunday.


     18. Notices. Any notice, demand or request required or permitted to be given by either the Company or the Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by two day courier), addressed to the Company at with a copy to , tel. facsimile , or the Holder at , or such other addresses as a party may request by notifying the other in writing.


     19. Waiver. Any waiver by the Company or the Holder hereof of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any breach
                                       15
     of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.


     20. Unenforceable Provisions. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.


     21. Change of Control. The Company warrants and represents that in the event of any change in the control of the Board of Directors as currently constituted, written notification will be provided to Holder or Holders of the within Debentures, and that Holders may consider the within Debentures in default, and demand payment of principal and all accrued interest in the form of a cash payment.


     In  the  event  of  any  insolvency  proceedings,   and  any  receivership,
liquidation or other similar proceedings in connection therewith, relative to the Company, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency, then the holders of Senior Debt shall be entitled to receive payment in full of all principal, premiums, interest fees and charges, including without limitation post-petition interest, on all Senior Debt before the Holders of the Debentures are entitled to receive any payment on account of principal or interest upon the Debentures an no claim or proof of claim shall be filed with the Company by or non behalf of the Holders that shall assert any right to receive any payments in respect to the Debentures, except subject to the payment in full of the principal and interest on all of the Senior Debt then outstanding.


     If funds or assets which would otherwise be available to make payments in respect of the Debentures are instead paid or distributed to the holders of Senior Debt on account of the subordination provisions of this Section 22, the Holders of the Debentures shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt.




     No action which the holders of the Senior Debt, or the Company with the consent of the holders of the Senior Debt, may take or refrain from taking with respect to any Senior Debt, or any bond, debenture, note or other similar instrument or agreement representing the same, or any collateral therefor, including a waiver or release thereof, or any agreement or agreements in connection therewith, shall affect the subordination of the Debentures to the Senior Debt. The subordination of the Debentures to the Senior Debt shall be unconditional, notwithstanding any defect in the genuineness, validity, regularity, or enforceability of the bonds, debentures, notes, or other similar instruments or agreements evidencing the Senior
                                       16

     Debt or any other circumstances, whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or a defense of the Holder. By it acceptance of the Debentures, the Holders agree to execute and deliver such documents as may be reasonably requested from time to time by the Company or the holder of any Senior Debt in order to implement this Section 22.


     22. Enforcement Actions. Each of the Holders of the Debentures agrees not to commence any enforcement action as to the Debentures and the security interest securing such indebtedness unless and until it has notified the Agent (as defined in the Security Agreement) in writing of its intention to do so and a period after the giving of such notice shall have elapsed, ending on the earlier of the thirtieth (30th) day after the giving of such notice or the date of the commencement of an insolvency proceeding as to the Company. During such period, the Agent, acting on behalf of the Lenders (as defined in the Security Agreement) shall have the right, but not the obligation, to cure any defaults giving rise to such enforcement action.


     23. Amendment. The above Sections 21 and 22 may not be amended, or any of their provisions waived, without the prior written consent of the Agent or each of the holders of Senior Debt.



         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by an officer thereof duly authorized.

                                          Thermo-Mizer Environmental, Corp.

                                           By:
                                           Name:
                                           Title:

                                    EXHIBIT A

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert the above Debenture No. into shares of Common Stock, $.01 par value (the "Common Stock"), of Thermo-Mizer Environmental, Corp. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates, opinions, and signature guarantees as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents as follows:


     1. The undersigned is not a "distributor", as such term is defined under Rule 902 of Regulation S, or a person acting on behalf of the issuer or distributor or an affiliate of a distributor or the issuer.

     2. The undersigned is not a "dealer", as such term is defined in Section 2(12) of the Act, or a person receiving a selling concession, fee or otherwise remuneration in respect of the Shares.

     3. The undersigned is not a "U.S. Person", as such term is defined in Rule 902 of Regulation S.


     4. The undersigned acquired the Shares directly from the issuer or distributor and has neither offered nor sold any of the Shares prior to the expiration of the 40-day restricted period describe in Rule 903(c)(2) and Rule 902(m) (the "Restricted Period") and the undersigned has not undertaken any action to precondition the U.S. market for resale of the Shares.

     5. The undersigned did not acquire the Shares with the intent to evade the registration provisions of the Act or any Rule or Regulation of the Untied
States securities laws and will not offer or sell the Shares except in compliance with the provisions of the Act. If this Debenture is being converted during the Restricted Period (as that term is defined in the subscription agreement executed by the original purchaser of this Debenture), the undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act") and is not converting the Debenture on behalf of any U.S. Person. The undersigned also represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Debenture shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Act or pursuant to an exemption from registration under the Act.
Conversion calculations:
                                            Date of Conversion



                                            Applicable Conversion Price


                                            Signature


                                            Name

                                            Address:





     * The original Debenture and Notice of Conversion must be received by the Company's Transfer Agent before any shares of Common Stock will be issued. If the original of this Debenture is not received by the Transfer Agent (or such other person as the Company may specify) within five business days after the date of conversion specified above, this notice of conversion shall become null and void.

Signature Guaranteed:

EXHIBIT 10.2             Form of Regulation S Securities Subscription Agreement

EXHIBIT 10.2

REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY
NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED
STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND
APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER
TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH
SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.  INVESTMENT IN
THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN
EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING,
INCLUDING THE MERITS AND THE RISKS INVOLVED.  THESE SECURITIES
HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE
FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE
ACCURACY OR ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

     This Regulation S Securities Subscription Agreement (the "Agreement" or the "Subscription Agreement") is executed by . (the "Subscriber") in connection with the subscription by the Subscriber for 5% Convertible Debentures (the "Convertible Debentures") of Thermo-Mizer Environmental, Corp., (the "Company"). The Company is offering an aggregate face amount of $500,000 (U.S.) of Convertible Debentures. The terms of the Convertible Debentures, including the terms on which the Convertible Debentures may be converted into Common Stock, $0.01 par value per share of the Company ("Shares"), are set forth in the form of Convertible Debentures attached hereto as Exhibit A. The solicitation of this Subscription and, if accepted by the Company, the offer and sale of Convertible Debentures, are being made in reliance upon the provisions of Regulation S (Regulation "S") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Convertible Debentures and the Shares issuable upon conversion thereof are
                                       21
     sometimes referred to herein as the "Securities". The Subscriber wish to subscribe for the principal amount of the Convertible Debentures set forth in
Section 12 in accordance with the terms and conditions of this Agreement. It is agreed as follows:

1.      Offer to Subscribe; Purchase Price

     The Subscriber hereby offer to purchase and subscribe for the principal amount of Convertible Debentures, and at the price, set out in Section 12 of this Agreement. The Closing shall be deemed to occur when this Agreement has been executed by both of the Subscriber and the Company (the "Closing") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent, against the Company's delivery of Convertible Debentures subscribed for. If the Closing does not occur, the funds of ,the Subscriber shall be returned from escrow. The terms and conditions of the escrow are set forth in an Escrow Agreement, the form of which is attached hereto as Exhibit B hereto. The payment shall be made by delivering same day funds in United States Dollars as designated above.


2.      Subscriber Representations; Access to Information Independent
Investigation

     Each Subscriber represents and warrants to and covenants with the Company, on its own behalf and on behalf of each person or entity for which the Subscriber is acting as a fiduciary, as follows:


     2.1 Offshore Transaction. The Subscriber represent and warrant to the Company that (i) neither the Subscriber nor, to the best knowledge of Subscriber after due inquiry, any of the investors on whose behalf the Subscriber may purchase and hold Convertible Debentures or Shares (the "Investors") is a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit C), and neither the Subscriber nor, to the best knowledge of Subscriber, any Investor is an entity organized or incorporated under the laws of any foreign jurisdiction by any "U.S. person" principally for the purpose of investing in securities not registered under the Act, unless the Subscriber is or was organized or incorporated by "U.S. persons" who are accredited investors (as defined in Rule 501(a) under the Act) and who are not natural persons, estates or trusts ("Institutional Investors"), and all owners of interests in such entity who are "U.S. persons" are Institutional Investors, and not natural persons, estates or trusts; (ii) the Convertible Debentures were not offered to the Subscriber or to any Investor in the United States and at the time of execution of this Subscription Agreement and of any offer to the Subscriber or to the Investors to purchase the Convertible Debentures hereunder, the Subscriber and each such Investor was outside the United States; (iii) each Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge
                                       22
     of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged or acted as or on behalf of a distributor or dealer (and is not an affiliate of a distributor or dealer) with respect to this transaction.



     2.2 Independent Investigation. The Subscriber, in offering to subscribe for the Securities hereunder, has relied upon an independent investigation made by it and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company; provided, that such investigation shall not affect Subscriber's ability to rely on the accuracy of the representations and warranties of the Company set forth herein. The Subscriber will keep confidential all non- public information regarding the Company that the Subscriber receives from the Company unless disclosure of such information is compelled by a court or other administrative body or otherwise in the opinion of Subscriber's counsel, to comply with applicable law. In making the investment decision to purchase the Convertible Debentures, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit D. The Subscriber has not been furnished with any offering materials or literature relating to the offer and sale of the securities. The Subscriber have obtained and reviewed the copies of the Company's Form 10-KSB Annual Report for the most recent year ended June 30, 1996, and Form 10-Q for the most recent fiscal quarter ended and copies of all Form 8-K Reports from the beginning of the past fiscal year to the date hereof and are aware that the Company has continued to sustain losses.



     2.3 Economic Risk. The Subscriber understands and acknowledges that an investment in the Convertible Debentures involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that it is able to bear the economic risk of an investment in the Convertible Debentures. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Convertible Debentures for an indefinite period and the Subscriber further represents that the
                                       23

     Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Convertible Debentures to be received by the Subscriber. Further, the Subscriber represents that it has no present need for liquidity in such Convertible Debentures.


     2.4 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.


     2.5 No  Directed  Selling  Efforts  in  Regard  to  this  Transaction.  The
Subscriber has not conducted any "directed selling effort" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Shares.

     2.6 No Registration. Subscriber understands that the Convertible Debentures and the Shares issuable upon conversion of the Convertible Debentures have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto in the form attached hereto as Exhibit E (the "Registration Rights Agreement").

     2.7 No Public Solicitation. Without conducting any independent investigation, Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Convertible Debentures.

     2.8 Investment Intent. Subscriber is acquiring the Convertible Debentures to be issued and sold hereunder (and the Shares issuable upon conversion of the Convertible Debentures) for the Subscriber's own account (or for beneficiaries' accounts over which the Subscriber has investment discretion but no discretionary voting or dispositive authority). Subscriber and each other party acquiring Convertible Debentures and the Shares issuable upon conversion of the Convertible Debentures pursuant to this Agreement are acquiring the Securities for investment and not with a view to the distribution thereof. Subscriber understands that except as set forth in the Registration Rights Agreement, the Company has no present intention of registering any such sale of the Convertible Debentures or such Shares. Subscriber represents and warrants to the Company that it has no present plan or intention of selling the Convertible Debentures or the Shares in the United States, has made no predetermined arrangements to sell the Convertible Debentures or the Shares other than as
                                       24
     provided in the Registration Rights Agreement and that the offering by the Company of the Securities to the Subscriber, as contemplated in this Subscription Agreement (the "Offering"), together with any subsequent resale by Subscriber of the Convertible Debentures or the Shares, is not part of a plan or scheme to evade the registration provisions of the Act. Subscriber currently has no short position in the Shares, including any short call position or any long put position or any contract or arrangement that has the effect of eliminating or substantially diminishing the risk of ownership of the Convertible Debentures or the Shares, nor has Subscriber engaged in any hedging transaction with respect to the Convertible Debentures or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter during the Restricted Period, into any put option, short position or any hedging transaction or other similar instrument or position with respect to the Shares or securities of the same class as the Shares and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will use at any time Shares to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.


     2.9 No Sale in Violation of the Act. Subscriber further covenants that Subscriber will not make any sale, transfer or other disposition of the Convertible Debentures or the Shares in violation of the Act (including Regulation S) any state securities laws or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.


     2.10 Incorporation and Authority. Subscriber has the full power and authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.


     2.11 No Reliance on Tax Advice. Subscriber has reviewed with his, her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for Subscriber own income tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.


     2.12 Independent Legal Advice. Subscriber and the Company acknowledge that each has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and has consulted with its own legal counsel , and other advisors prior to execution of the within Agreement, and that the Company will pay the fees and expenses with respect to the within transaction, including all filing fees with respect to the UCC 1 liens as provided for herein, and agrees that the UCC 1 filings will be made within five (5) days of
                                       25
     closing in addition to payment of 10% of the gross amount of each Debenture purchased by Subscriber to Monetary Advancement International Inc. on closing.


     2.13 Compliance. If Subscriber becomes subject to Section 13(d) of the Exchange Act, Subscriber will duly file the required Schedule thereunder.


     2.14  Not  an  Affiliate.   Subscriber  is  not  an  officer,  director  or
"affiliate" (as that term is defined in Rule 405 of the Act) of the Company.


     2.15 No Pledges. Subscriber has not pledged the Securities, and will not pledge the Securities during the Restricted Period (as defined below), as collateral in a margin account or otherwise with a U.S. person.


     2.16 No Inquiries. Subscriber has not been the subject of a regulatory inquiry by the Commission.


     2.17 Each distributor participating in the offering of the Securities, if any, has agreed in writing that all offers and sales of the Securities prior the expiration of a period commencing on date of the transaction and ending forty
(40) days thereafter shall be made in compliance with the Issuer Safe Harbour, pursuant to registration of Securities under Securities Act of 1933 or pursuant to an exemption.

     Subscriber understands that the Purchased Shares are being offered and sold to it in reliance of specific exemptions from the registration requirements of Federal and State Securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Securities.

     Subscriber agrees to indemnify and hold the Company or its agents and their respective officers, directors and shareholders or any other person who may be deemed to control the Company or its agents harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of Subscriber's representations, warranties or statements or the breach or any of the agreements contained herein.


3.       Resales

     Subscriber acknowledges and agrees that the Securities may and will only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.


4.       Legends;  Subsequent Transfer of Securities


     4.1 Legends. The certificate(s) representing the Convertible Debentures shall bear the legend set forth below and any other legend, if such legend or legends are reasonably
                                       26
     required to comply with state, federal or foreign law. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of conversion, and subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, all certificates representing the Shares into which the Convertible Debentures are converted after the Restricted Period shall not bear a legend.

     "The Convertible Debentures of Thermo-Mizer Environmental, Corp. (the "Issuer") represented by this certificate have been issued pursuant to
Regulation S, promulgated under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) during the period commencing on the sale of these securities and ending on the fortieth (40th) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued, which day is 1997 (the "Restricted Period"). The Convertible Debentures represented by this certificate may first be converted into common stock of the issuer on [41 days from the date of issue]. The Issuer will notify the transfer agent of the date of completion of such offering and of the expiration of such Restricted Period."


     4.2 Transfers. Subject to receipt of a legal opinion from legal counsel to the Company, the Company agrees, and shall instruct its agents, that the Securities may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the Restricted Period, without (a) any further restriction on transfer (provided the transfer is made in compliance with the Act) or (b) the entry of a "stop transfer" order against such Securities, and the Securities delivered to the transferee shall not bear a legend. The Company may place a stop transfer order on any Common Stock issued upon conversion of the Convertible Debentures during the Restricted Period for the duration of the Restricted Period. Upon election by the Subscriber to convert the Convertible Debentures into Shares, the Subscriber shall deliver to the Company a duly completed Notice of Conversion (a "Notice of Conversion") in the form attached to this Agreement.


5.    Issuance of Further Securities

     5.1 Right of First Offer. If at any time within one hundred twenty (120) days of the date hereof the Company wishes to effect any financing through a private placement of debt or equity securities (or securities convertible into equity securities), the Company will first offer Subscriber the right to participate in such financing on the same terms offered by such other party.

6.       Representations, Warranties and Covenants of Company


     The Company represents and warrants to and covenants with the Subscriber as follows:


     6.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.


     6.2 Corporate Condition. None of the Company's filings made pursuant to the Exchange Act, including, but not limited to, those reports referenced in Section
6.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's business, properties, results of operations, condition (financial or otherwise) or prospects since the date of those reports which have not been disclosed to Subscriber in writing, provided that Subscriber are aware that the Company has continued to sustain losses since the date of the most recent Report on Form 10-QSB.

     6.3 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Convertible Debentures, and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Common Stock issuable upon conversion of the Convertible Debentures have been taken, and each of this Agreement and the Convertible Debentures constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

     6.4 Valid Issuance of Convertible Debenture and Common Stock. When executed and delivered in accordance with the terms hereof for the consideration expressed herein, the Debenture will have been issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Convertible Debentures when issued in accordance with the terms thereof, shall be duly and validly issued and outstanding, fully paid and non-assessable, free and clear of any claims or pre-emptive rights, and will have been issued in compliance with all applicable U.S. federal and state securities laws.

     6.5 Current Public Information. The Company represents and warrants to the

     Subscriber that the Company is a "reporting issuer" as defined in Rule 902(1) of Regulation S and it has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). All such reports complied in all material respects with all applicable requirements of Federal Securities laws and the rules and regulations promulgated thereunder. The Subscriber have obtained copies of the Company's Form 10-KSB Annual Report for the most recent year ended June 30, 1996 and Form 10-Q for the most recent fiscal quarter ended and copies of all Form 8-K Reports from the beginning of the Company's past fiscal year to the date of execution of the within Agreement. Additionally, the Company warrants and represents that it is qualified under Regulation S as said Regulation is made and provided, and that it will file all disclosure reports with the SEC and NASDAQ as prescribed in a timely manner.


     6.6 No Directed Selling Efforts in Regard to this Transaction. The Company has not, and to the best of the Company's knowledge neither the Subscriber nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the making of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Shares. The Company represents and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.


     6.7 No - Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.


     6.8 Issuance of Securities. The Company will issue one or more certificates representing the Convertible Debentures in the name of Subscriber in such denominations to be specified by the Subscriber prior to closing. Upon conversion of the Convertible Debentures in accordance with their terms, the Company will issue one or more certificates representing Shares in the name of Subscriber and in such denominations to be specified by Subscriber prior to conversion (if shares are converted during the restrictive period the appropriate legend will be endorsed on said certificate). The Shares to be issued upon conversion of the Convertible Debentures shall not bear any restrictive legends and shall be freely tradeable, subject to compliance with federal and state securities laws and the terms of the Convertible Debentures.
                                       29

     The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been or will be given to the transfer agent and also warrants that the Shares shall otherwise be freely transferable by Subscriber on the books and records of the Company subject to compliance with federal and state securities laws, the receipt of a legal opinion from legal counsel to the Company and the terms of the Convertible Debentures. The Company will notify the transfer agent of the date of completion of the Offering and of the date of expiration of the Restricted Period. Nothing in this section shall affect in any way Subscriber' obligations and agreement to comply with all applicable securities laws upon resale of the Securities.


     6.9 No Action. The Company has not taken and will not take any action that will affect in any way the running of the Restricted Period or the ability of Subscriber to resell freely the Securities in accordance with applicable securities laws and the Agreement.


     6.10 Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgement, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.


     6.11 Litigation. Except as disclosed in the Company's Annual Report on Form 10-KSB, its Form 8-K Reports, or any Quarterly Reports on Form 10-QSB filed since the date of such Form 10-KSB, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     6.12 No U.S. Offering. The Company represents that it has not offered the Securities to the Subscriber or any Investor in the U.S. or to any person in the United States or any U.S. person. See II(i) of Debenture.



     6.13 Disclosures. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (a) could reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations or prospects of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or (b) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this
                                       30

Subscription Agreement and the issuance of the Convertible Debentures hereunder.



     6.14 Commissions. Except for a fee which is payable by the Company by separate agreement, no other person, firm or corporation will be entitled to receive any brokerage fee, commission or other similar payment from the Company in connection with the consummation of the transaction contemplated hereby and the Company shall not make any such payment to any person, firm or corporation other than as stated herein.


     6.15 Capitalization. The Company, as of the date of the Closing, will have outstanding the number of shares of Common Stock, Convertible Debentures and Warrants as set forth on Exhibit F.


7.  Additional Covenants of Company

     7.1 Accountants. For as long as any Convertible Debentures remain outstanding, the Company shall, until at least the second anniversary of the date of the Closing (the "Closing Date"), maintain as its independent auditors an accounting firm that is authorized to practice before the SEC.


     7.2 Corporate Existence and Taxes. For as long as any Convertible Debentures remain outstanding, the Company shall, until at least the second anniversary of the Closing Date, maintain its corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes in good faith and for which adequate reserves are established on the Company's books and records.


     7.3 Reserved Shares and Listings. For so long as any Convertible Debentures remain outstanding:


     (a) the Company will reserve from its authorized but unissued shares of Common Stock ("Common Stock") a sufficient number of Shares to permit the conversion in full of the outstanding principal amount of Convertible Debentures; and


     (b) the Company will maintain the listing of its Shares on the NASDAQ or NASDAQ Small Cap Market; and


     (c) until such time as Subscriber has converted 100% of the Convertible Debentures into Shares, the Company will not repurchase its Common Stock or otherwise enter into any transaction (including stock split, recapitalization or other transaction) which would cause a decrease in the number of its shares of Common Stock issued and outstanding (other than transactions that similarly decrease the number of shares of Common Stock into which the Debentures are Convertible).

     7.4 Liquidated Damages for Late Conversion. As set forth in the Convertible Debenture, the Company shall use its best efforts to issue and deliver, within seven (7) business days after the Subscriber has fulfilled all conditions and submitted to the Company or its counsel all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Subscriber or any party receiving the Convertible Debentures by transfer from the Subscriber (together with the Subscriber, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, and not as a penalty, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven business days from the date of receipt by the Company of a Notice of Conversion duly executed and in proper form required for conversion, including the original Convertible Debentures to be converted, all in accordance with this Agreement, the Convertible Debenture and the requirements of the transfer agent):


        No. Business Days Late                      Liquidated Damages
                                                   (per one hundred thousand
                                                dollars of Convertible Debenture
                                                    outstanding)

                    1                                  $100
                    2                                  $200
                    3                                  $300
                    4                                  $400
                    5                                  $500
                    6                                  $600
                    7                                  $700
                    8                                  $800
                    9                                  $900
                   10                                  $1,000
          >        10                                  $1,000 + an additional
                                                       $200 for each Business
                                                       Day Late beyond 10 days

     The Company shall pay the Holder any liquidated damages incurred under this Section by wire transfer of immediately available funds to an account designated by Holder upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice of Conversion. Nothing herein shall waive the Company's obligations to delivery Shares upon a conversion of the Convertible Debentures or limit the Subscriber's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Convertible Debenture.

     7.5 Conversion Notice. The Company agrees that, in addition to any other remedies which may be available to the Subscriber, including, but not limited to, remedies available under Section 7.4 of this Agreement, in the event the Company fails for any reason to effect delivery to the Subscriber or counsel to Subscriber of certificates representing Shares within seven business days following receipt by the Company of a Notice of Conversion, Subscriber will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     7.6 Opinion of Counsel. Subscriber shall, prior to the purchase of the shares of Convertible Debentures, receive an opinion letter from counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Convertible Debentures, and the issuance of the Common Stock upon conversion of the Convertible Debentures have been duly approved by all required corporate action, and that the Shares, upon due issuance, shall be validly issued and outstanding, fully paid and non-assessable; (iii) this Agreement, the Convertible Debentures when executed, delivered and paid for in accordance with the terms hereof and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and (iv) based upon the representations and warranties of the Company and each Subscriber in the Offering, the offer and sale of the Convertible Debentures to the Subscriber is exempt from the registration requirements of the Securities Act; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the transaction does not constitute a plan or scheme to evade the registration provisions of the Act.


     7.7 Consultation with Legal Counsel. The Company shall consult with its legal counsel regarding its Exchange Act filing requirements including, but not limited to, the possible obligation of the Company to file Form 8-K and all other applicable reporting forms as required. The Company agrees that it will maintain its trading listing on NASDAQ system during the terms of the Debenture or Debentures, but such covenant is subject to any effect that the issuance or conversion of the Debentures may have on such listing subject to Registration Rights.

         7.8      Changes in Regulation S.

     (a) During the twenty-four month period following issuance of the Debentures, if there is any change in Regulation S that would restrict the conversion of the Debentures into Common Stock according to the terms and conditions set forth in this Agreement then in such event Subscriber may notify the Company in writing that Purchaser holds at least 10% of the Debentures remaining to be converted and demands that the Company file a registration statement under the 1933 Act covering the registration of all the Purchaser's Common Stock
                                       33
     issuable upon conversion ("Registrable Securities"). Upon receipt of such notice, the Company shall use its best efforts to, effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the 1933 Act of all Registrable Securities which the Purchaser requests (a "Demand Registration"). All such action required by the Company to complete the registration shall be done as soon as possible at the Company's sole cost and expense.


     (b) If the Purchaser initiating the registration request hereunder ("Initiating Purchaser") intends to distribute the Registrable Securities covered by their request by means of an underwriting, he shall so advise the Company as a part of their request made pursuant to this Section 7 and the
Company shall include such information in the written notice referred to in subsection 7(a). In such event, the right of any Purchaser to include his Registrable Securities in such registration shall be conditioned upon such Purchase's participation in such underwriting and the inclusion of such Purchaser's Registrable Securities in the underwriting. All Purchasers proposing to distribute their Common Stock through such underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Purchasers, and reasonably acceptable to the Company; provided that no Purchaser shall be required to make any representations other than with respect to its ownership of Registered Securities and its intended method of distribution. The Company shall only be obligated to take such action if the owners of at least 50% of the outstanding dollar amount of the Debentures requests such registration.


     (c) The Company is not obligated to effect a demand registration under this
Section 7 if in the written opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer) that registration under the 1933 Act is not required for the immediate public transfer of the Registrable Securities pursuant to Rule 144 or other applicable provisions.


     (d) The Company represents that it is eligible to effect the registration contemplated hereof on Form S-3, S-1 or SB-2 and will continue to take such actions as are necessary to maintain such eligibility.


     (e) If the Company is not eligible to effect a Registration under form S-3, SB-2, S-1 or comparable form at the time of a Demand Registration under the terms of Section 7(A) of this Agreement, then the Company shall pay to all Purchasers of outstanding Debentures a penalty equal to 2% payable in cash or stock at the Company's option, for each 30 day period beyond 60 days of the receipt of a request for a Demand Registration until such registration is complete. If, on the date (the "Conversion Eligibility Date") that the Debenture become eligible for conversion into Common Stock, the Common Stock is not listed on the National Market System or National Stock Exchange, then the Company shall pay to all Purchasers of outstanding Debentures that are eligible for immediate conversion a penalty equal to the amount of the Conversion Default Penalty for each day beyond the Conversion Eligibility Date until such listing is complete.
                                       34

     (f) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the company for shareholders other than the Purchaser) any of its Common Stock under the 1933 Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration of Form S-4, promulgated under the 1933 Act or any successor or similar form registering stock issuable upon a reclassification , upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Purchaser written notice of such registration. Upon the written request of each Purchaser given by fax within ten (10) days after mailing of such notice by the Company, which request shall state the intended method of disposition of such shares by such Purchaser, the Company shall cause to be registered under the 1933 Act of all the Registrable Securities that each such Purchaser has requested to be registered (a "Piggyback Registration").


     7.9  Registration  Rights.  The  Company  will  grant  the  Subscriber  the registration rights covering the Shares issuable on conversion of the Convertible Debentures on substantially the terms of the Registration Rights Agreement and the terms of Section 7.8 are subject to the terms of such Registration Rights Agreement.

8.       Conditions to Closing; Deliveries at Closing.

     (a) Conditions to Subscriber's obligations to close. The obligations of the
Subscriber  to  purchase  the  Convertible   Debentures  offered  hereunder  are
conditioned on the fulfillment or waiver of the following:


     (i) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and an Irrevocable Instruction to the Transfer Agent in the form of Exhibit G attached hereto by the Company;


     (ii) all the representations and warranties of the Company in this Agreement as of the date hereof shall be true and correct at the Closing as if made on such date, and the Company shall have performed all actions required hereunder;


     (iii) Subscriber shall have received the opinion of legal counsel to the Company to the effect set forth in Section 7.6; and


     (iv) the Company shall not have defaulted on any long-term debt (including but not limited to any other series of convertible debentures or the Convertible Debentures).


     (b) Conditions to the Company's obligations to close. The obligations of the Company to purchase Convertible Debentures offered hereunder are conditioned on the fulfillment or waiver of the following:

     (i) the execution and delivery of this Agreement, the Registration Rights Agreement and the Escrow Agreement by the Subscriber; and


     (ii) all representations and warranties of the Subscriber made in this Agreement as of the date hereof shall be true and correct at the Closing as if made on such date, and the Subscriber shall have performed all actions required hereunder.


     (iii) The execution of all Officer Certificates and special representations required by Subscriber.




9.       Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A. applicable to agreements made in and wholly to be performed in that jurisdiction with regards to the choice of law rules of such state, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a Federal or state court sitting in the County of New York, State of New York, and the parties consent to jurisdiction in the State of New York.



10.   Entire Agreement; Amendment

     This Agreement, the Convertible Debentures, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be able or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

11.   Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two
                                       36
     day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.


12.      Amount

     The undersigned Subscriber hereby subscribes for a Convertible Debenture with an in the principal amount of One Hundred Twenty Five Thousand Dollars ($125,000)(U.S.), and has the irrevocable right to assign or transfer without consent all or any part of the debentures to investors that are qualified under Regulation S of the Securities Act at any time during the term of the debentures. The Subscriber agrees to notify the Company of any assignment or transfer within ten (10) days of said transfer or assignment.


     The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

This Subscription Is Accepted by the Company on the           day of July, 1997.


                                        Thermo-Mizer Environmental, Corp.


                                                     By:
                                                     Print Name:
                                                     Title:







                                            Signature

EXHIBIT 10.3               Form of Escrow Agreement

EXHIBIT 10.3
                                ESCROW AGREEMENT



     THIS ESCROW AGREEMENT, dated the day of , 1997 ("Escrow Agreement") is by and among THERMO-MIZER ENVIRONMENTAL, CORP., a Delaware corporation ("Issuer"), the subscribers listed on Exhibit A attached hereto (each a "Subscriber" and collectively the "Subscribers"); and , as Escrow Agent hereunder ("Escrow Agent" ) and , as Consultant.

                                   BACKGROUND

     A. Issuer has engaged Consultant to assist it in locating offshore persons to purchase of $500,000 aggregate principal amount of 5% Convertible Debentures (the "Debentures") convertible into shares of common stock of the Issuer (the "Shares"), pursuant to the Regulation S Securities Subscription Agreements attached hereto as Exhibit A (collectively the "Subscription Agreements" and individually a "Subscription Agreement").


     B. In accordance with the Subscription Agreements, Subscribers for the Debentures will be required to submit full payment for their respective investment at the time they execute the Subscription Agreements.


     C. All payments received by Consultant in connection with subscriptions for Debentures shall be promptly forwarded to Escrow Agent, and Escrow Agent has agreed to accept, hold, and disburse such funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.


     D. In order to establish the escrow of funds and to effect the consummation of the transaction contemplated by the Subscription Agreements, the parties hereto have entered into this Escrow Agreement.


                             STATEMENT OF AGREEMENT

     NOW  THEREFORE,  for good  and  valuable  consideration,  the  receipt  and
sufficiency  of  which  are  hereby   acknowledged,   the  parties  hereto,  for
themselves, their successors and assigns, hereby agree as follows:


     1 . Definitions. The following terms shall have the following meanings when used herein:


     "Cash Investment" shall mean the number and amount of Debentures to be purchased by any Subscriber as set forth in the Subscription Agreements.

     "Cash  Investment   Instrument"   shall  mean  a  wire  transfer  or  other
immediately available funds paid to the " ," in full payment for the Shares to be purchased by any Subscriber.


     "Debentures" shall have the meaning set forth in the section of this Escrow Agreement titled "Background."


     "Escrow Funds" shall mean the funds deposited with the Escrow Agent pursuant to this Agreement, together with any interest and other income thereon.


     "Entire Offering" shall mean the sale of an aggregate of $500,000 in Debentures.


     "Offering Notice" shall mean a written notification, signed by Consultant, which shall specify that subscriptions for the Entire Offering have been received; that, to the best of Consultant's knowledge after due inquiry and review of its records, Cash Investment Instruments in full payment for that number of Debentures equal to the Entire Offering have been received, deposited with and collected by Escrow Agent; and that such subscriptions have not been withdrawn, rejected or otherwise terminated. The within is subject to the notification provisions contained in the Debentures.


     "Subscription Accounting" shall mean an accounting of all subscriptions for Debentures received and accepted by Consultant as of the date of such accounting, indicating for each subscription the Subscriber's name and address, the number and total purchase price of subscribed Debentures, the date of receipt by Consultant of the Cash Investment Instrument, and notations of any nonpayment of the Cash Investment Instrument submitted with such subscription, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by Consultant, or other termination, for whatever reason, of such subscription.


     2. Appointment of and Acceptance by Escrow Agent. Issuer, Consultant and Subscribers hereby appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.


     3. Deposits into Escrow. A. Upon receipt by Consultant of any Cash Investment Instrument for the purchase of Debentures, Consultant shall forward to Escrow Agent, by 12:00 noon of the next business day, the Cash Investment Instrument for deposit into the following escrow account:

Credit to the Account of:
ABA Routing #
ACCT #

Each such deposit shall be accompanied by the following documents:

     (1) a report containing such Subscriber's name, taxpayer identification number (if applicable), address and other information required for withholding purposes; and


(2)   a Subscription Accounting.

      ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 4(a) HEREOF.

     b. Consultant and Issuer understand and agree that all checks and similar instruments received by Escrow Agent hereunder are subject to collection requirements of presentment and final payment, and that the funds represented thereby cannot be drawn upon or disbursed until such time as final payment has been made and is no longer subject to dishonor. Upon receipt, Escrow Agent shall process each Cash Investment Instrument for collection, and the proceeds thereof shall be held as part of the escrow Funds until disbursed in accordance with
Section 4 hereof. If, upon presentment for payment, any Cash Investment Instrument is dishonored, Escrow Agent's sole obligation shall be to notify Consultant of such dishonor and to return such Cash Investment Instrument to Consultant to take whatever action it deems necessary. Notwithstanding the foregoing, if for any reason any Cash Investment Instrument is uncollectible after payment of the funds represented thereby has been made by Escrow Agent, Issuer shall immediately reimburse Escrow Agent upon receipt from Escrow Agent of written notice thereof.


     Upon receipt of any Cash Investment Instrument that represents payment less than or greater than the Cash Investment, Escrow Agent's sole obligation shall be to notify Issuer and Consultant of such fact and to return such Cash Investment Instrument to Consultant.


     c. All Cash Investment Instruments shall be made payable to the order of, or endorsed to the order of, or endorsed to the order of, " ", and Escrow Agent shall not be obligated to accept, or present for payment any Cash Investment Instrument that is not payable or endorsed in that manner.


      4.       Disbursements of Escrow Funds.

     a. Completion of Closing . Subject to the provisions of Section 10 hereof, Escrow Agent shall deliver the original Debentures to the Subscribers and shall pay to Issuer the liquidated value of the Escrow Funds (amount deposited less Consultant fees and commissions equal to ten (10%) percent of the Escrow Funds), by wire transfer, no later than two (2) business days following receipt of the following documents:

     (1) An Offering Notice;

     (2)  Subscription  Accounting,   substantiating  the  sale  of  the  Entire
Offering;

     (3) Subscription Agreement signed by all parties;

     (4) Debenture Certificates for each Subscriber; and


     (5) Such other certificates, notices or other documents as Escrow Agent, in its discretion, shall reasonably require.


     Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Debentures to the Subscriber and the Escrow Funds to Issuer if Escrow Agent has grounds to believe that (a) Cash Investment Instruments in full payment for that number of Debentures equal to or greater than the Entire Offering have not been received, deposited with and collected by the Escrow
Agent, subject to the right of Issuer and Consultant, as agent for the Subscribers, to consummate the sale of some, but not all, of the Shares or (b) any of the certifications and opinions set forth in the documents are incorrect or incomplete. Prior to disbursing any Escrow Funds or debenture certificates, Escrow Agent shall be entitled, in its reasonable discretion, to require any additional written certificates or authorizations that it deems necessary or desirable. The Subscribers hereby authorize and direct the Escrow Agent to exchange the original Debentures issued by Issuer and delivered to Escrow Agent, hereunder for a series of debentures in the original principal amount of a minimum of $50,000 each prior to distribution of the Debentures to Subscribers pursuant to this Escrow Agreement. Completion of such exchange shall not, however, delay distribution to Issuer of the Escrow Funds.


     b. Rejection of any Subscription or termination of the Offering. No later than five (5) business days after receipt by Escrow Agent of written notice (i) from Issuer or Consultant that Issuer intends to reject a Subscriber's subscription, or (ii) from Issuer or Consultant that there will be no closing of the sale of Debentures to Subscribers, Escrow Agent shall pay to the applicable Subscribers, by certified or bank check and by first class mail, the amount of the Cash Investment paid by each Subscriber, without interest or deduction.


     c. Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received an Offering Notice on or before July 31, 1997, Escrow Agent shall, within five (5) business days after such date and without any further instruction or direction from Consultant or Issuer, return to each Subscriber, by certified or bank check and by first class mail, the Cash Investment made by such Subscriber, without interest or deduction.


     5. Suspension of Performance or Disbursement Into Court. If, at any time, there shall exist any dispute between Consultant, Issuer, Escrow Agent, any Subscriber or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Consultant and Issuer has not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:


     a. suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or


     b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in New York, New York, for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it for holding and disposition in accordance with the instructions of such court.


     Escrow Agent shall have no liability to Consultant, Issuer, any Subscriber or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

     6. Investment of Funds. Escrow Agent shall not invest or reinvest the Escrow Funds. The parties to this Escrow Agreement acknowledge that no interest shall accrue or be paid with respect to the Escrow Funds.

     7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to Consultant and Issuer or may be removed, with or without cause, by Consultant and Issuer, acting jointly in writing, at any time by the giving of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below. Upon any such notice of resignation or removal, Consultant and Issuer jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as
                                       43
     to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.


8.    Liability of Escrow Agent.

     a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or any account in which Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with any Subscriber or any other agreement between Issuer, Consultant and/or any Subscriber. Escrow Agent shall not be responsible or liable in any manner for the performance by Issuer or any Subscriber of their respective obligations under any subscription agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Issuer, Consultant or any third party (including any Subscriber) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder. and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.


     b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shalt be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.


     9. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, Issuer and each Subscriber (the "Indemnifying Party") shall, severally and not jointly to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Consultant, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation-, provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified
Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Indemnifying Party shall be required to pay such fees and expenses if (a) the Indemnifying Party agrees to pay such fees and expenses, (b) the Indemnifying Party shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) the Indemnifying Party is the plaintiff in any such action or proceeding, or (d) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and the Indemnifying Party, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Issuer. Issuer shall be liable to Pay fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses payable by the Indemnifying Party pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of each Indemnifying Party under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.



10.   Compensation to Escrow Agent.

     a. Fees and Expenses. Issuer shall compensate Escrow Agent for its services hereunder by making payment of the sum of $3,500, which will be payable upon closing. The obligations of Issuer under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.


     b. Disbursements from Escrow Funds to Pay Escrow Agent. The Escrow Agent is authorized to and may disburse from time to time, to itself or to any Indemnified Party from the Escrow Funds (to the extent of Issuer's rights thereto), the amount of any compensation and (reimbursement of out-of-pocket expenses due and payable hereunder) and any amount to which Escrow Agent is entitled to seek indemnification pursuant to Section 9 hereof). Escrow Agent shall notify Issuer of any disbursement from the Escrow Funds to itself or to any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to Issuer copies of all related invoices and other statements.


     c. Security and Offset. Issuer hereby grants to Escrow Agent and the Indemnified Parties a security interest in and lien upon the Escrow Funds (to the extent of Issuer's rights thereto) to secure all obligations hereunder, and Escrow Agent and the Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds (to the extent of Issuer's rights thereto). If for any reason the Escrow Funds available to Escrow Agent and the Indemnified Parties pursuant to such security interest or right of offset are insufficient to cover such compensation and reimbursement, Issuer shall promptly pay such amounts to Escrow Agent and the Indemnified Parties upon receipt of an itemized invoice.


     d. Payment of Monies. It is understood that Consultant is due a fee, of 10% calculated as a percentage of the Cash Investment (the"Fee"). The parties hereto agree that, upon completion of the Offering, Escrow Agent shall remit via wire transfer to the parties designated by Consultant the sums so designated by Consultant after first retaining and disbursing to itself from the Fee.



11.   Representations and Warranties: Legal Opinions.

     a. Issuer makes the  following  representations  and  warranties  to Escrow
Agent:

     (1) Issuer is a corporation duly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.


     (2) This Escrow Agreement has been duly approved by all necessary corporate action of Issuer, including any necessary shareholder approval, has been executed by duly authorized officers of Issuer, and constitutes a valid and binding agreement of Issuer, enforceable in accordance with its terms.


     (3) The execution, delivery, and performance by Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which Issuer is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Issuer is a party or any of its property is subject.


     (4) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.


     (5) Issuer hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Debentures or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Debentures other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.


     (6) All of the representations and Warranties of Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.


     b. Each Subscriber makes the following representations and warranties to Escrow Agent:

     (1) Subscriber has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.


     (2) This Escrow Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and binding agreement of Subscriber, enforceable in accordance with its terms.

     (3) The execution, delivery, and performance by Subscriber of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational or governing documents of Subscriber to each Subscriber's knowledge any applicable law or regulation, any court order or administrative ruling or decree to which Subscriber is a party or any of its property is subject, or any material agreement, contract, indenture, or other binding arrangement to which Subscriber is a party or any of its property is subject.




     (4) Subscriber hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Debentures or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Debentures other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.


     (5) All of the representations and warranties of Subscriber contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.


     c. Consultant makes the following  representations and warranties to Escrow
Agent:

     (1) Consultant has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;


     (2) This Escrow Agreement has been duly approved by all necessary action of Consultant, has been executed by Consultant, and constitutes a valid and binding agreement of Consultant, enforceable in accordance with its terms.


     (3) The execution, delivery, and performance by Consultant of this Escrow Agreement will not violate, conflict with, or cause default under the articles of incorporation or bylaws of Consultant, any applicable law, regulation or license, any court order or administrative ruling or decree to which Consultant is a party or any of its property, is subject, party or any of its property is subject.


     (4) The deposit with Escrow Agent by Consultant of Cash Investment Instruments pursuant to Section 3 hereof shall be deemed a representation and warranty by Consultant that such Cash Investment Instrument represents a bona fide sale to the Subscriber described therein of the amount of Debentures set forth therein, subject to and in accordance with the terms of the Offering Document.


     (5) Consultant hereby acknowledges that the status of Escrow Agent hereunder is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the
                                       48

     Escrow Agent has investigated the desirability or advisability of investment in the Debentures or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Debentures other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein. Additionally, the Escrow Agents have acted as counsel to Subscriber and that in the event of any dispute with respect to the Escrow Fund, the Escrow Agent will not be precluded from acting as counsel to Subscriber.

     (6) All of the representations and warranties of Consultant contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.


     12. Consent to Jurisdiction and Venue. In the event any party hereto commences , a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Supreme Court in the State of New York County of New York shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.


     13. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:


      If to Issuer at:          Thermo-Mizer Environmental, Corp.
                                528 Oritan Avenue
                                Ridgefield, NJ 07657

      CC:                       McLaughlin & Stern, LLP
                                260 Madison Avenue
                                New York, NY 10016
                                Attn:    Steven Schuster, Esq.

      If to Consultant at:

      If to the Escrow
      Agent at:

or to such other address as each party may designate for itself by like notice.

     14 Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by Consultant, Issuer, Subscribers and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.


     15. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.


     16. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without giving effect to the principles or rules governing conflict of laws.

   17. Entire Agreement. This Escrow Agreement constitutes the entire agreement among the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.


     18. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Consultant, Issuer, Subscribers and Escrow Agent.


     19. Execution in Counterparts. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.


     20. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow funds or deposit of all amounts in the Escrow Funds into court pursuant to Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.


     21. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Issuer and become pecuniarily interested in any transaction in which the Issuer may be interested, and contract and lend money to the Issuer and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Consultant or any other person or entity.

     22. The parties understand that the firm of B & G has acted as counsel to Subscriber, and in the event of any dispute with respect to the Subscription Agreement will not be prevented from acting as counsel for the Subscriber herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.


ISSUER:                                  THERMO-MIZER ENVIRONMENTAL, CORP.

                                         By:
                                         Title:
CONSULTANT:


                                         By:

                                         Title:



ESCROW AGENT:
                                         as Escrow Agent

                                         By:

                                         Title:


                                         as Subscriber

                                         By:

                                         Title:

EXHIBIT 10.4           Form of Registration Rights Agreement

EXHIBIT 10.4

                                REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of __________________, 1997, by and among Thermo-Mizer Environmental, Corp., a Delaware corporation (the "Company"), and the investors set forth in Exhibit A (the "Investors").
                                    RECITALS:

     WHEREAS, pursuant to Subscription Agreements (the "Agreement"), by and among the Company and the Investors, the Company has agreed to sell and the Investors have agreed to purchase an aggregate of up to a maximum aggregate of $500,000 of Convertible Debentures of the Company (the "Convertible Debentures" or the "Shares") convertible into shares of the Company's Common Stock; and


     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investors' agreement to enter into the Agreements, the Company has agreed to provide the Investors with certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Convertible Debentures:


     NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreements and this Registration Rights Agreement, the Company and the Investors agree as follows:


                                   AGREEMENT:

     I. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:


     "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.


     "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.



     "Initiating Holders" shall mean holders of the Company's Convertible Debentures having an aggregate initial purchase price from the Company of $50,000 or more.


     "Other Registrable Securities" shall mean those shares of Common Stock heretofore or hereafter issued pursuant to one or more agreements granting the purchasers of such securities the right to have the Company register such securities or include such securities in any other registration of the Company's equity securities.


     "Registrable Shares" shall mean the Common Stock of the Company issued or issuable in respect of the Shares or upon any stock split, stock dividend, recapitalization or similar event provided, however, that Registrable Shares or other securities shall no longer be treated
                                       54
     as Registrable Shares if (A) they have been sold or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (c) the Shares are available for sale under the Securities Act (including Rule 144), in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.


     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel of the Company, blue sky fees and expenses, reasonable fees and disbursements (not to exceed $15,000) of one counsel for all the selling holders of Registrable Shares for a limited "due diligence" examination of the Company (in the event the holders of the Registrable Shares would be deemed to be underwriters with respect to such registration), and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares).


     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and all fees and disbursements of one counsel for the selling holders of Registrable Shares (other than the fees disbursements of such counsel included in Registration Expenses).


     "Shares" shall mean shares of Common Stock issued upon the conversion of the Convertible Debentures, and share of Common Stock issuable in respect of interest on the Convertible Debentures".


      II.     Requested Registration.

     The following registration rights will apply if, and only if, at any time prior to the termination of this Agreement, Regulation S promulgated under the Securities Act is rescinded or modified so as to preclude Initiating Holders from reselling in United States public securities markets Shares received from the Company pursuant to the Agreements following expiration of the Restricted Period (as defined in the Agreements), or if, for any other reason, the Company refuses to issue Shares at the times required by the Agreements bearing no restrictive legend to Initiating Holders after expiration of the Restricted Period; provided, however, that no Investor shall be entitled to request registration pursuant to this Agreement ( and such Investor shall not be considered an Initiating Holder pursuant to this Agreement, and the securities hold by such investor shall not be considered Registrable Shares pursuant to this Agreement) if a representation or warranty of such Investor in the Agreements between the Investor and the Company is inaccurate or was inaccurate when made, or the Investor has failed to comply with the covenants and agreements of the Investor set forth in the Agreements between the Investor and the Company:



     (a) Request for Registration. If the Company shall receive from Initiating Holders, at any time after two (2) and prior to twenty-four (24) months following the final closing of notice demanding registration with respect to all, but not less than all, of the Registrable Shares held by such Initiating Holders (which notice shall specify the intended method of disposition; notice shall be written to the Company of the request for registration of the Registrable Shares refer to the Subscription Agreement), the Company shall:


     i) promptly give written notice of the proposed registration to all other holders of Registrable Shares; and


     ii) as soon as practicable use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sk-Y or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any holders of Registrable Shares joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section II:


     a) after the Company has  effected one such  registration  pursuant to this
Section 2(a) and such registration has been declared or ordered effective by the Commission; or

     b) within the period starting with the date thirty (30) days prior to the Company's good faith estimated date of filing of, and ending ninety (90) days following the effective date of, any registered offering of the Company's securities to the general public.


     c)  or  similar  notice  provided  under  any  other  Registration   Rights
Agreement.


     Subject to the foregoing limitations in clauses II (a) (ii) (a) and (b) above, the Company shall file a registration statement covering the Registrable Shares so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders, but no later than forty-five (45) days following receipt of such request or requests, except in the event audited financial statements not previously prepared are required to be prepared prior to the filing of such registration statement, in which case such registration statement must be filed as soon as practicable, but in any event within ninety
(90) days following receipt of such request or requests.

     The registration statement filed pursuant to the request of the initiating holders may, subject to the provision of Section 2(b) below, include other Registrable Securities, other securities of the Company which are held by officers or directors of the Company or which are held by other holders of registration rights, and may include securities of the Company being sold for the account of the Company. The Initiating Holders shall have the right to make one request for registration under this Section 2(a).

     (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2 and the Company shall include such of Registrable Shares in to registration pursuant to Section 2, and said Registrable Shares to be registered shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Shares in such underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such holder with respect to such participation and inclusion) to the extent provided herein. A holder of Registration Shares may elect to include in such underwriting all or a part of the Registrable Shares it holds.



     i) If the Company shall request  inclusion in any registration  pursuant to
Section 2 of securities being sold for its own account, or if officers or directors of the Company holding other securities of the Company or other holders of registration rights, shall request inclusion in any registration pursuant to Section 2, the Initiating Holders shall, on behalf of all holders of Registrable Shares, offer to include Other Registrable Securities and the securities of the Company, such officers and directors and such other holders of registration rights in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all holders of Registrable Shares, officers and directors, other holders of registration rights and holders of Other Registrable Securities proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by the Company, which underwriter(s) shall be reasonably acceptable to a majority in interest of the Initiating Holders.


     ii) Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors requires a limitation on the number of shares to be underwritten, the Company shall so advise all holders of Registrable Shares and other shareholders whose securities would otherwise be underwritten pursuant hereto, and the number of Registrable Shares and other securities that may be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a I imitation on the number of shares is still required, the Other Registrable Securities shall be excluded pro rata with Registrable Shares, unless another method of determining such exclusion is specified in the agreements governing the Other Registrable Securities, according to the relative number of Other Registrable Securities requested to be included in such registration and underwriting, from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of Registration Shares that may be included in the registration and underwriting shall be allocated among all holders of Registrable Shares n proportion, as nearly as practicable, to the respective amounts of Registrable Shares which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Shares or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall also be included in such registration.



     iii) If the Company or any officer, director or holder of Registrable Shares or Other Registrable Shares who has requested inclusion in such registration and underwriting as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.


     III. Expenses of Registration. If the Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance of the Registrable Shares pursuant to this Agreement. All Selling Expenses shall be bome by the holders ofthe securities so registered pro rata oii the basis of the number of their share so registered.


     IV. Registration Procedures. Pursuant to this agreement, the Company will keep each holder of Registrable Shares advised in writing as to the initiation of a registration under this Agreement and as to the completion thereof at its expense, the Company will:



     (a) Use reasonable efforts to keep such registration effective for a period of one hundred eighty (180) days or until the holder or holders of Registrable Shares have completed the distribution described in the registration statement relating thereto or until the securities registered cease to be Registrable Shares, whichever first occurs;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect tot the disposition of securities covered by such registration statement; and


     (c) Furnish such number of prospectuses and other documents incidental thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Shares from time to time may reasonably request.

           V.     Indemnification.

     (a) The Company will indemnify each holder of Registrable Shares, each of its officers, directors, and partners, and each person controlling such holder of Registrable Shares, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or any untrue statement (alleged untrue statement) of a material fact contained in any prospectus, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated herein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company n connection with any such registration and will reimburse each such holder of Registrable Shares, each of its officers, directors and partners, and each person controlling such holders of Registrable Shares, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they ear reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this Section 5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such Settlement is effected without the consent of the Company; and provided further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Shares or underwriter and stated to be specifically for use therein. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.


     (b) Each holder if Registrable Shares will, if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such holder of Registrable Shares and each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, and their respective counsel (collectively, the "Company, Underwriters and Counsel") against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged omission) to state therein a material fact required to be stated therein relating to such holder or necessary to make the statements therein relating to such holder not misleading or any violation by such holder of any rule or regulation promulgated under the Securities Act applicable to such holder and relating to action or inaction required of such holder in connection with any such registration; and will reimburse the Company, such holders of Registrable Shares, directors, officers, partners, persons, underwriter or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission ( or alleged omission) relating to such holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Shares and stated to be specifically for use therein; provided, however, that such indemnification obligations shall not apply if the Company modifies or changes to a material extent written information furnished by such Holder. Each holder of Registrable Shares will, if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, Underwriters and Counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof, arising out of or based on any sale of Registrable Shares made by such holder following receipt by such holder of written notice from the Company, Underwriters or Counsel that the registration statement filed with respect to such Registrable Shares contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.



     (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Pray") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnify may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.



     VI. Information by Holder of Registrable Shares. Each holder of Registrable Shares shall furnish to the Company such information regarding such holder of Registrable Shares and the distribution proposed by such holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.



         VII.     Miscellaneous.

     A. Governing Law. This agreement shall be govemed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws.


     B. Successors and Assigns. Except as otherwise provided herein, the provision hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.


     C. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.


     D. Notices etc, All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand or by messenger or courier delivery service, addressed (a) if to an Investor, at such Investor's address set forth on exhibit A hereof, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to the Company at or at such other address as the Company shall have furnished to each Investor and each such other holder in writing.

     E. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder or any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions of conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     F. Counterparts. This agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     G. Severability. In the case any provision of this agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


     H. Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Investors currently holding fifty percent (50%) of the Registrable Shares as of the date of such amendment or waiver.

     I. Termination of Registration Rights. This Agreement shall terminate at such time as there ceases to be at least $50,000 in face amount of outstanding Convertible Debentures which constitute Registrable Shares as defined herein.


     The foregoing Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

THERMO-MIZER ENVIRONMENTAL, CORP.

                                                          BY:
NAME:
TITLE:
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BY:
NAME:
TITLE:

                                       62

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EXHIBIT 10.5           Press Release Dated July 7, 1997

                                                EXHIBIT 10.5
                                               PRESS RELEASE

                                            (PRELIMINARY DRAFT)

July 7, 1997

     THERMO-MIZER ENVIRONMENTAL CORP. ("Thermo-Mizer") - (NASDAQ- COMMON STOCK - THMZ, WARRANTS - THMZW), a Ridgefield, New Jersey - based company which designs, assembles and sells products and systems used to monitor a wide variety of environmental conditions, announced that it has issued convertible debentures for an aggregate principal of $250,000. This is the first tranche of financing which is intended to be used to acquire Laminaire Corporation, a profitable private company based in Rahway, New Jersey, pursuant to a letter of intent, and for working capital. These convertible debentures, which were issued pursuant to an exemption from registration, are convertible into shares of Thermo-Mizer's common stock at a price per share equivalent to 70% of the average closing bid price for the five trading preceding (i) the date of conversion or (ii) the date of closing, July 7, 1997, whichever is less.

     Jon J. Darcy, President of Thermo-Mizer, stated, "The successful acquisition of Laminaire and the combining of operations are expected to provide a solid and profitable base of business to expand product sales and make future acquisitions."


     Monetary Advancement International, Ltd. acted as the placement agent for the transaction pursuant to the terms of a best efforts financial agreement to raise up to $3.5 million in convertible debt or convertible preferred stock. Thermo-Mizer is attempting to complete such financing within 45 days, although no assurance thereof can be given.


     This press release contains forward-looking statements. The Company's actual performance might differ materially from that projected in such forward looking statements for numerous reasons, including those contained in the Company's Annual Report on Form 10-KSB and other periodic reports filed with the Securities and Exchange Commission.


CONTACT:               JON J. DARCY, PRESIDENT
                       Telephone No.    (201) 941-5805


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